Exhibit 10.10

PROPERTYGURU GROUP LIMITED NON-EXECUTIVE DIRECTORS SHARE PLAN

Adopted on 4th October 2019 (the “Effective Date”) and subsequently amended on 9th December 2019, 14th October 2020 and 19th July 2021 (the “PropertyGuru Plan”). In connection with the transactions contemplated by that certain Business Combination Agreement by and among Bridgetown 2 Holdings Limited, PropertyGuru Group Limited, B2 PubCo Amalgamation Sub Pte. Ltd. and PropertyGuru Pte. Ltd. dated 23rd July 2021 2021, the PropertyGuru Plan was assumed and converted into the PropertyGuru Group Limited Non-Executive Directors Share Plan.

1.	PURPOSE OF THE PLAN

The purpose of the PropertyGuru Group Limited (the “Company”) Non-Executive Directors (“NEDs”) Share Plan (the “NED Share Plan”) is to promote the interests of the Company and its subsidiaries (collectively the “Group”) by providing NEDs of the Group with an appropriate incentive to encourage them to improve the growth, profitability and financial success of the Group.

2.	DEFINITIONS

As used in this NED Share Plan and in any Option Grant Agreement, RSU Grant Agreement and/or Share Award Grant Agreement, the following capitalised terms shall have the following meanings:

(a)

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person; provided, that no shareholder of the Company shall be deemed an Affiliate of any other shareholder solely by reason of any investment in the Company, as applicable. For the purpose of this definition, the term “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

(b)

“Applicable Law” shall mean applicable laws, rules, regulations and requirements, including all applicable U.S. federal or state laws, any Stock Exchange rules, regulations or guidelines, the applicable laws, rules or regulations of any other country or jurisdiction where any Options, RSUs or Share Awards are granted under the NED Share Plan, or where Participants reside or provide services, and the orders and requirements of governmental authorities in any such jurisdiction, as such laws, rules, regulations, orders and requirements shall be in effect from time to time.

(c)

“Appointment” shall mean the provision of services as a non-executive director for the Company or any of its subsidiaries. “Appointee” and “Appointed” shall have correlative meanings. Appointment will be deemed to continue, unless the Committee expressly provides otherwise, so long as the Participant is a non-executive director of the Company or one of its subsidiaries. If a Participant’s Appointment is with a subsidiary and that entity ceases to be a subsidiary of the Company, the Participant’s Appointment will be deemed to have terminated when the entity ceases to be a subsidiary of the Company.

(d)	“Articles” shall mean the memorandum and articles of association of the Company (as may be amended or restated from time to time).

(e)	“Bad Leaver” shall mean a termination of the Participant’s Appointment by the Company or its subsidiary, as applicable, for Cause.

(f)	“Board” shall mean the Board of Directors of the Company.

(g)

“Cause” shall mean, when used in connection with the termination of a Participant’s Appointment, unless otherwise defined in the Participant’s appointment agreement with the Company or any subsidiary of the Company or in the Participant’s Option Grant Agreement, RSU Grant Agreement and/or Share Award Grant Agreement in which case such definition shall govern:

(i)

a material failure of the Participant to reasonably and substantially perform his or her duties to the Company or any of its Affiliates (other than as a result of physical or mental illness or injury);

(ii)	the Participant’s willful misconduct or gross negligence which is injurious to the Company or any subsidiary of the Company or any of its Affiliates (whether financially, reputationally or otherwise);

(iii)	a breach by the Participant of the Participant’s fiduciary duty or duty of loyalty to the Company or any subsidiary of the Company;

(iv)

the Participant’s unauthorised removal from the premises of the Company or any subsidiary of the Company of any document (in any medium or form) relating to the Company or any subsidiary of the Company, any of its Affiliates, or the customers of the Company;

(v)	the commission by the Participant of any felony or other serious crime; or

(vi)

a breach by the Participant of the terms of any agreement with the Company or any subsidiary of the Company or any material policies of the Company or any subsidiary of the Company applicable to the Participant, including without limitation any provision of the NED Share Plan, the Option Grant Agreement, the RSU Grant Agreement and/or the Share Award Grant Agreement.

If, subsequent to the termination of a Participant’s Appointment, it is discovered that the Participant engaged in conduct which the Committee determines in good faith could have resulted in Participant’s Appointment being terminated for Cause, as such term is defined above, the Participant’s Appointment shall, at the election of the Committee, in its sole discretion, be deemed to have been terminated for Cause retroactively to the date the events giving rise to Cause occurred.

(h)

“Change of Control” shall mean (a) any sale, transfer or other disposition of Ordinary Shares, in a single transaction or series of related transactions, as a result of which a third party acquires more than 50% of the Ordinary Shares (and in such event, only with respect to Ordinary Shares actually sold), (b) a sale, transfer, exclusive licensing or other disposition, in a single transaction or series of related transactions, of more than 50% of the Company’s assets, including assets that are not and cannot be part of the asset side of the balance sheet, to a third party, (c) a merger or any reorganisation whereby the Company is not the surviving entity (unless the holders of the share capital of the Company immediately prior to such event continue to hold more than 50% of the voting and economic interest of the surviving entity following such event) or (d) any other transaction resulting in a change of control of the Company (as used in this sub-clause (d), the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract or otherwise).

(i)

“Committee” shall mean the Remuneration Committee of the Board or any other committee appointed by the Board pursuant to Section 3 from time to time to administer the NED Share Plan, and if no such committee exists or has been appointed, the Board.

(j)

“Confidential Information” shall mean, unless more broadly defined in the Participant’s appointment agreement with the Company or any subsidiary, all information regarding the Company or any of its subsidiaries or Affiliates, any activity of any of the Company, its subsidiaries or its Affiliates, the business of any of its Affiliates or any customer or supplier of the Company, its subsidiaries or its Affiliates that is not generally known by the public or to Persons not employed by the Company, its subsidiaries or its Affiliates, including, without limiting the foregoing, information that would not be known to the public but for the actions of or disclosure by, directly or indirectly, the Participant.

(k)

“Disability” shall mean with respect to any Participant, unless otherwise defined in the Participant’s Option Grant Agreement, RSU Grant Agreement and/or Share Award Grant Agreement, a permanent disability as defined in the Company’s or its subsidiaries’ disability plans, or as defined from time to time by the Board, in its sole discretion.

(l)	“Eligible Individual” shall mean any NED who, in the judgment of the Committee, should be eligible to participate in the NED Share Plan.

(m)	“Exercise Date” shall have the meaning set forth in Section 4.14 herein.

(n)	“Exercise Notice” shall have the meaning set forth in Section 4.14 herein.

(o)

“Exercise Price” shall mean the price (which may be nil) that the Participant must pay under the Option for each Ordinary Share, as determined by the Committee in its absolute discretion for each grant and initially specified in the Option Grant Agreement, subject to any adjustment that may be made in accordance with the NED Share Plan.

(p)

“Fair Market Value” shall mean (A) the closing price of the Ordinary Shares on the immediately preceding trading day (as reported on the relevant securities exchange) or (B) if not so reported, the average of the closing bid and ask prices on such day as reported on such securities exchange.

(q)	“Good Leaver” shall mean with respect to any Participant the termination of his or her Appointment by reason of:

(i)	redundancy;

(ii)	death or Disability by the Participant; or

(iii)	any other reason the Committee may determine in its absolute discretion.

(r)	“Leaver” shall mean a termination of the Participant’s Appointment for reasons other than those set out in the definitions of Good Leaver and Bad Leaver.

(s)	“Net Settlement” shall have the meaning set forth in Section 4.14.

(t)

“Option” shall mean the option to purchase or subscribe for Ordinary Shares granted to any Participant under the NED Share Plan. Any references in the NED Share Plan to an “Option” will include, but are not limited to, “Time-Based Options” and “Performance-Based Options”.

(u)	“Option Cash Award” shall have the meaning set forth in Section 4.16.

(v)

“Option Grant Agreement” shall mean an agreement, substantially in the form attached hereto as Exhibit A, entered into by each Participant and the Company evidencing the grant of each Option pursuant to the NED Share Plan, provided the Committee may make such changes to the form of the Option Grant Agreement for any particular grant as the Committee may determine in its absolute discretion, pursuant to its powers set forth in the NED Share Plan.

(w)	“Option Grant Date” shall have the meaning set forth in Section 4.2.

(x)	“Option Vesting Notice” shall have the meaning set forth in Section 4.6.

(y)	“Ordinary Shares” shall mean ordinary shares in the share capital of the Company.

(z)	“Participant” shall mean an Eligible Individual to whom a grant of an Option, a RSU and/or a Share Award has been made, and, where applicable, shall include Permitted Transferees.

(aa)	“Performance-Based Option” shall have the meaning set forth in Section 4.5.2.

(bb)	“Performance-Based Restricted Securities” shall have the meaning set forth in Section 6.4.2.

(cc)	“Performance-Based RSU” shall have the meaning set forth in Section 5.4.2.

(dd)

“Permitted Transferee” shall mean a transferee of Options, RSUs and/or Restricted Securities (where applicable) from a Participant, having obtained prior written approval from the Committee (unless otherwise specified in the Participant’s Option Grant Agreement, RSU Grant Agreement and/or Share Award Grant Agreement (where applicable)) and such transfer being in compliance with all applicable tax, securities and other laws for estate planning purposes or as may be necessary to fulfil a domestic relations order.

(ee)	“Person” shall mean an individual, partnership, corporation, limited liability company, unincorporated organisation, trust or joint venture, or a governmental agency or political subdivision thereof.

(ff)	“Restricted Securities” shall have the meaning set forth in Section 6.4.

(gg)	“Restricted Securities Vesting Notice” shall have the meaning set forth in Section 6.5.

(hh)

“RSU” shall mean a grant of restricted stock units made to any Participant under the NED Share Plan. Any references in the NED Share Plan to a “RSU” will include, but are not limited to, “Time-Based RSUs” and “Performance-Based RSUs”.

(ii)	“RSU Cash Award” shall have the meaning set forth in Section 5.12.

(jj)

“RSU Grant Agreement” shall mean an agreement, substantially in the form attached hereto as Exhibit B, entered into by each Participant and the Company evidencing the grant of each RSU pursuant to the NED Share Plan, provided the Committee may make such changes to the form of the RSU Grant Agreement for any particular grant as the Committee may determine in its absolute discretion, pursuant to its powers set forth in the NED Share Plan.

(kk)	“RSU Grant Date” shall have the meaning set forth in Section 5.2.

(ll)	“RSU Vesting Notice” shall have the meaning set forth in Section 5.5.

(mm)	“Share Award” shall mean a grant of Ordinary Shares made to any Participant under the NED Share Plan.

(nn)

“Share Award Grant Agreement” shall mean an agreement, substantially in the form attached hereto as Exhibit C, entered into by each Participant and the Company evidencing the grant of each Share Award pursuant to the NED Share Plan, provided the Committee may make such changes to the form of the Share Award Grant Agreement for any particular grant as the Committee may determine in its absolute discretion, pursuant to its powers set forth in the NED Share Plan.

(oo)	“Share Award Grant Date” shall have the meaning set forth in Section 6.2.

(pp)	“Time-Based Option” shall have the meaning set forth in Section 4.5.1.

(qq)	“Time-Based Restricted Securities” shall have the meaning set forth in Section 6.4.1.

(rr)	“Time-Based RSU” shall have the meaning set forth in Section 5.4.1.

(ss)

“Transfer” shall mean any transfer, sale, assignment, hedge, gift, testamentary transfer, pledge, hypothecation or other disposition of any interest. “Transferee” and “Transferor” shall have correlative meanings.

3.	ADMINISTRATION OF THE PLAN

The Board shall have the right to establish the Committee to administer the NED Share Plan under the terms of the Company’s constitution, and to grant Options, RSUs and Share Awards.

In addition, the Committee, in its absolute discretion, may delegate its authority to grant Options, RSUs and/or Share Awards to an officer or committee of officers of the Company, subject to reasonable limits and guidelines established by the Committee at the time of such delegation and subject to Applicable Law.

3.1	Powers of the Committee. In addition to the other powers granted to the Committee under the NED Share Plan, the Committee shall have the power, in its absolute discretion, to:

3.1.1	determine the Eligible Individuals to whom grants of Options, RSUs and/or Share Awards shall be made;

3.1.2	determine the time or times when grants of Options, RSUs and/or Share Awards shall be made;

3.1.3	determine the allocation methodology to be used in respect of calculating the number of Ordinary Shares to be subject to each such grant of Options, RSUs and/or Share Awards;

3.1.4	determine, modify or waive the terms and conditions of any grant of Options, RSUs and/or Share Awards;

3.1.5

prescribe the form and terms and conditions of any instrument evidencing a grant of Options, RSUs and/or Share Awards, so long as such terms and conditions are not otherwise inconsistent with the terms of the NED Share Plan;

3.1.6	adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the NED Share Plan;

3.1.7	construe and interpret the NED Share Plan, such rules and regulations and the instruments evidencing grants of Options, RSUs and/or Share Awards;

3.1.8	reconcile any inconsistency, correct any defect and/or supply any omission in the NED Share Plan or any instrument evidencing any grant of Options, RSUs and/or Share Awards; and

3.1.9	make all other determinations necessary or advisable for the administration of the NED Share Plan and otherwise do all things necessary to carry out the purposes of the NED Share Plan,

provided that such power shall be subject to Applicable Law.

3.2

Determinations of the Committee. Any grant, determination, prescription or other act of the Committee shall be final and conclusively binding upon all Persons (including for the avoidance of doubt, any decisions pertaining to disputes as to the interpretation of the NED Share Plan or any rule, regulation or procedure hereunder or as to any rights under the Plan). The Committee shall not be required to furnish any reasons for any decision or determination made by it.

3.3

Compliance with Applicable Law; Securities Matters; Effectiveness of Option Exercise, RSU Settlement and/or Share Award Settlement. The Company shall be under no obligation to effect or procure the registration or effect similar compliance with respect to any applicable securities laws with respect to any awards or Ordinary Shares to be issued or transferred, as the case may be, hereunder. Any issuance or transfer, as the case may be, of Ordinary Shares to a Participant pursuant to the exercise of an Option or settlement of a RSU and/or Share Award shall only be effective once such Ordinary Shares have been registered in such Participant’s name in the Company’s Register of Members or recorded with the transfer agent or stock plan administrator of the Company for the benefit of the Participant (as the case may be). The Company may, in its sole discretion, defer (a) the effectiveness of an exercise, or delay the exercisability, of an Option hereunder or the issuance or transfer of the Ordinary Shares pursuant to any Option and/or (b) the issuance or transfer of the Ordinary Shares pursuant to any RSU and/or Share Awards or to help ensure compliance under applicable securities laws and any exemptions therefrom on which the Company may be relying. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option, the issuance or transfer of the Ordinary Shares pursuant to any Option or the issuance or transfer of the Ordinary Shares pursuant to any RSU and/or Share Award. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

3.4

Inconsistent Terms. In the event of a conflict between the terms of the NED Share Plan and the terms of any Option Grant Agreement, RSU Grant Agreement and/or Share Award Grant Agreement (where applicable), the terms of the NED Share Plan shall govern except as otherwise expressly provided herein.

3.5

NED Share Plan Term. The Committee shall not grant any Options, RSUs and/or Share Awards under the NED Share Plan on or after the tenth anniversary of the Effective Date. All Options, RSUs and/or Share Awards which remain outstanding after such date shall continue to be governed by the NED Share Plan and the applicable Option Grant Agreement(s), RSU Grant Agreement(s) and/or Share Award Grant Agreement(s).

4.	OPTIONS

4.1

Grant. The Committee may offer to grant Options to such Eligible Individuals as it may select in its absolute discretion at any time during the period where the NED Share Plan is in force, provided that such power shall be subject to Applicable Law. Each Option offered pursuant to the NED Share Plan shall be subject to terms and conditions established by the Committee consistent with the NED Share Plan.

4.1.1	Offer of Grant. An offer to grant Options to the Eligible Individual shall be made by sending to such Eligible Individual an Option Grant Agreement confirming the grant of Options.

4.1.2

Acceptance of Grant. A grant of Options offered to an Eligible Individual pursuant to Section 4.1.1 may only be accepted by the Eligible Individual within thirty (30) days after the relevant Option Grant Date and not later than 5.00 p.m. on the thirtieth (30th) day from such Option Grant Date (a) by completing, signing and returning to the Company the Option Grant Agreement, subject to such modification as the Committee may from time to time determine, accompanied by payment of S$0.01, to the extent required by Applicable Law, or such other amount and such other documentation as the Committee may require as consideration and (b) if, at the date on which the Company receives from the Eligible Individual the Option Grant Agreement in respect of the Option as aforesaid, he or she remains eligible to participate in the NED Share Plan in accordance with the terms and conditions set out therein.

The Eligible Individual may accept or refuse the whole or part of the offer. The Committee shall, within fifteen (15) business days of receipt of the Option Grant Agreement and consideration, acknowledge receipt of the same.

4.1.3	Lapse of Grant. Unless the Committee determines otherwise, an offer of a grant of an Option shall automatically lapse and become null, void and of no effect and shall not be capable of acceptance if:

(i)	it is not accepted in the manner as provided in Section 4.1.2 within the thirty (30) day period;

(ii)	the Eligible Individual dies prior to his or her acceptance of the Option;

(iii)	the Eligible Individual is adjudicated a bankrupt or enters into composition with his or her creditors prior to his or her acceptance of the Option;

(iv)	the Eligible Individual, being an Appointee of the Group, ceases to be Appointed by the Group for any reason whatsoever prior to his or her acceptance of the Option; or

(v)	the Company is liquidated or wound-up prior to the Eligible Individual’s acceptance of the Option.

4.1.4

Rejection of Acceptance. The Company shall be entitled to reject any purported acceptance of a grant of an Option made pursuant to Section 4.1 which does not strictly comply with the terms of the NED Share Plan.

4.1.5

Offer in Contravention of Law and Regulation. In the event that a grant of an Option results in the contravention of any Applicable Law, such grant shall be null and void and be of no effect and the relevant Participant shall have no claim whatsoever against the Company.

4.2

Option Grant Date. The date of grant of the Options shall be the date designated by the Committee and specified in the Option Grant Agreement as of the date the Option is granted (the “Option Grant Date”).

4.3

Terms and Conditions. Subject to the specific terms of the Option Grant Agreement, including any vesting conditions outlined in the Option Grant Agreement and payment of the Exercise Price (which may be nil), each Option represents an option to purchase or subscribe for one Ordinary Share, or in certain circumstances, entitle the Participant to an Option Cash Award.

4.4

Exercise Price. The Exercise Price of any Option granted under the NED Share Plan shall be the price as specified in the Option Grant Agreement, such amount (which may be nil) to be determined by the Committee in its absolute discretion in connection with the grant. Options, once granted, may be repriced only in accordance with the applicable requirements of the NED Share Plan and Applicable Law.

4.5

Vesting of Options. The Committee shall specify in the Option Grant Agreement the conditions upon which the Option shall become vested. The Option Grant Agreement may, but the Committee shall not be required to, provide for vesting pursuant to this Section 4.5 or pursuant to such other conditions as the Committee shall deem appropriate in its sole discretion. Vested portions of the Option (if any) may be exercised only in accordance with Section 4.13 hereof.

4.5.1

Time-Based Options. The Committee may provide in the Option Grant Agreement that part or all of an Option granted under the NED Share Plan is a Time-Based Option. For the purposes of this plan, a “Time-Based Option” shall mean an Option which is subject to time-based vesting conditions as set forth in the Option Grant Agreement. Unless the Committee provides otherwise, the vesting of the Time-Based Option may be suspended during any leave of absence.

4.5.2

Performance-Based Options. The Committee may provide in the Option Grant Agreement that part or all of an Option granted under the NED Share Plan is a Performance-Based Option. For the purposes of this plan, a “Performance-Based Option” shall mean an Option that vests in accordance with the performance conditions set forth in the applicable Option Grant Agreement. The Committee may in its absolute discretion also additionally impose time-based vesting conditions on such Performance-Based Options, which shall be set forth in the Option Grant Agreement. In addition, the Committee may, in its absolute discretion, adjust the performance conditions to some or all of the Performance-Based Options as set forth in the Option Grant Agreement in the event of exceptional circumstances outside of management’s control which may materially affect the Group’s performance such that the Participants do not receive or suffer an undue advantage or disadvantage (as the case may be).

4.5.3

Accelerated Vesting upon occurrence of a Change of Control. Except as otherwise provided in the Option Grant Agreement or unless otherwise determined by the Committee in its absolute discretion pursuant to Section 4.17.2, upon the occurrence of a Change of Control or where a Change of Control is likely to occur (as determined by the Committee in its absolute discretion), all of the outstanding unvested Time-Based Options and/or Performance-Based Options shall immediately vest and become exercisable prior to the Change of Control.

4.6

Vesting Notice. Subject in all cases to the Participant’s active Appointment, once the Committee has, in its absolute discretion, (a) determined that the vesting conditions as set out in the Option Grant Agreement have been met or (b) waived the vesting conditions in respect of some or all of the Options, the Committee will notify the Participant of the number of Options that have vested via the issue of a vesting notice (the “Option Vesting Notice”). The date of the Option Vesting Notice will be the date the Options vest in the Participant, and no Option will vest and become exercisable until the Option Vesting Notice has been issued.

For the purposes of this Section 4.6, a Participant shall be deemed to have ceased to be so actively Appointed as of the date he or she ceases to be a NED.

4.7

Malus. In the event of any circumstances which (a) would lead the Participant receiving or being eligible to receive an unfair benefit, or (b) the Committee determines in its absolute discretion that a reduction or clawback of the Options is otherwise warranted, the Committee may, in its absolute discretion:

4.7.1	in the case of any unexercised Options, reduce, lapse or forfeit all or part of such Options and/or amend or alter any vesting conditions applying to such Options; and

4.7.2

in the case of any exercised Options, by written notice to the relevant Participant require that Participant (i) pay to the Company the prevailing after tax cash value of the Ordinary Shares arising from the exercise of such Options (with such payment to be made within 30 business days of receipt of such notice); or (ii) pay to the Company the proceeds (net of tax) arising from an on-market sale of Ordinary Shares arising from the exercise of such Options, within 30 business days of receipt of such notice.

For the purposes of this Section 4.7(a), an unfair benefit may, in the absolute discretion of the Committee, be considered to arise where an Option, which would not have otherwise vested, vests or remains capable of vesting as a result of such circumstances.

For the purposes of this Section 4.7(b), such circumstances are limited to:

(A)	fraud or dishonesty on the part of the Participant;

(B)	breach of any obligations owed by the Participant to the Group;

(C)	bankruptcy of the Participant; or

(D)	any material misstatement of financial accounts by the Participant.

4.8

Expiration of Options. All Options, whether vested or unvested, shall expire on the fifth (5th) anniversary of their Option Grant Date unless otherwise provided in a Participant’s Option Grant Agreement or unless such Options expire earlier as provided in Section 4.5.3 or Section 4.9 or a shorter exercise period is required by law. Upon the expiry of the applicable period for the exercise of such Options, the Options then remaining unexercised shall lapse and become null and void.

4.9	Termination of Appointment.

4.9.1	Unvested Options. Unless otherwise specified in the Option Grant Agreement or unless the Committee determines otherwise, upon termination of the Participant’s Appointment:

(i)	where the Participant is a Leaver or Bad Leaver, all unvested outstanding Options held by such Participant shall be immediately forfeited; and

(ii)

where the Participant is a Good Leaver, the Committee may, at its absolute discretion, permit him or her to retain a portion of his or her unvested Options, such retained unvested Options to be pro-rated for the portion of the vesting period served at the time of cessation of Appointment, and to vest subject to the terms and conditions of the Option Grant Agreement to which the Options were first granted.

4.9.2

Vested Options. With respect to each Participant, such Participant’s Option(s), or any portion thereof, which have become vested on or before the date such Participant’s Appointment is terminated shall, unless otherwise provided in the Participant’s Option Grant Agreement, expire on the earliest of (a) where the Participant is a Bad Leaver, the commencement of business on the date of the Participant’s termination of Appointment; and (b) where the Participant is a Good Leaver or Leaver, 30 days after the date the Participant’s Appointment is terminated; or (c) the expiration date applicable to such Option specified in Section 4.8. Any Option, or portion thereof, that is vested and is held by a Permitted Transferee shall expire in connection with the Participant’s termination of Appointment at the time set forth under Section 4.8 as if the Option were held directly by the Participant, unless otherwise provided in the Participant’s Option Grant Agreement.

4.10

Limitation on Transfer. An Option granted to a Participant shall be personal to the Participant only and shall not be transferred to any other party. Subject to the prior approval of the Committee, the Participant may at the date of grant of the Option assign or transfer the benefit of and the right to exercise an Option, with respect to any or all of the Options held by such Participant to a Permitted Transferee. In no event will transfers to a Person that the Committee determines provides services or financial or other support, directly or indirectly, to a competitor of the Company or a subsidiary of the Company be permitted. The Committee may at its sole discretion impose trading and dealing restrictions with respect to any Ordinary Share issued or transferred.

4.11

Condition Precedent to Transfer of Any Option. It shall be a condition precedent to any transfer of any benefit or right under any Option by any Participant that the Transferee shall agree prior to the Transfer in writing with the Company to be bound by the terms of the NED Share Plan and the Option Grant Agreement as if he, she or it had been an original signatory thereto, except that any provisions of the NED Share Plan based on the Appointment (or termination thereof) shall continue to be based on the Appointment (or termination thereof) of the original Participant.

4.12

Effect of Void Transfers. In the event of any purported Transfer of any Options in violation of the provisions of the NED Share Plan, such purported Transfer shall, to the extent permitted by Applicable Law, be void and of no effect.

4.13

Exercise of Options. Subject to Section 3.3 hereof, a Participant (or his or her Permitted Transferee or legal representative, if applicable) may exercise any or all of his or her (or its) vested Options only during the period (i) beginning on the date upon which the relevant Option vests pursuant to the NED Share Plan or the applicable Option Grant Agreement and (ii) ending on the date on which the relevant Option expires in accordance with Section 4.8 hereof. The Participant (or his or her Permitted Transferee or legal representative, if applicable) may effectuate any such exercise by serving an Exercise Notice on the Company as provided in Section 4.14 hereof.

4.14

Method of Exercise. Unless the Committee expressly provides otherwise and subject to compliance with such exercise conditions as may be determined by the Committee in its absolute discretion, the Option shall be exercised by delivery of written notice to the Company at the address provided in Section 7.11 hereof (the “Exercise Notice”), which if the Committee so determines may be an electronic notice, to the attention of its Secretary, no less than five (5) business days in advance of the effective date of the proposed exercise (the “Exercise Date”), subject to compliance with the Company’s applicable securities trading policy. Such notice shall:

4.14.1	specify the number of Ordinary Shares with respect to which the Option is being exercised, the Option Grant Date of such Option and the Exercise Date;

4.14.2	be signed (including electronic signature in form acceptable to the Committee) by the Participant (or his or her Permitted Transferee or legal representative, if applicable);

4.14.3

indicate whether the aggregate Exercise Price for the exercise of the Options (where the Exercise Price is not nil) specified in Section 4.14.1 will be paid by way of cash (unless the Committee determines in its absolute discretion that the aggregate Exercise Price be settled by way of Net Settlement) or settled by way of Net Settlement; and

4.14.4

if the Option is being exercised by the Participant’s Permitted Transferee(s), such Permitted Transferee(s) shall indicate in writing that they agree to and shall be bound by the NED Share Plan and Option Grant Agreement as if they had been original signatories thereto (as provided in Section 4.11 hereof).

Pursuant to Section 4.14.3, where the Participant has indicated that the payment of the aggregate Exercise Price for the exercise of the Options will be by way of cash, the Exercise Notice shall be accompanied by payment in cash (or in such other manner as the Committee may approve) for an amount equal to the Exercise Price multiplied by the number of Ordinary Shares specified in such Exercise Notice or any other method approved by the Committee in writing.

Pursuant to Section 4.14.3, where the Participant has indicated or, as the case may be, the Committee has determined that the payment of the aggregate Exercise Price for the exercise of the Options will be by way of Net Settlement, the Participant will be entitled to Ordinary Shares calculated as (a) the number of Ordinary Shares with respect to which the Option is being exercised less (b) the number of Ordinary Shares that have a Fair Market Value of an amount equal to the Exercise Price multiplied by the number of Ordinary Shares specified in such Exercise Notice, and rounded down to the nearest whole Ordinary Share, and the Company will pay an amount in cash to the Participant equal to the Fair Market Value of the fractional Ordinary Share not otherwise issued or transferred, as the case may be (“Net Settlement”). For avoidance of doubt, the Participant need not make any payment to the Company pursuant to a Net Settlement.

Subject to the terms of the NED Share Plan, Section 7.2 and any conditions specified by the Committee in its sole discretion in the Option Grant Agreement, as soon as practicable upon the valid exercise of an Option in compliance with this Section 4.14, the Company shall issue or procure the issue or, as the case may be, transfer or procure the transfer to the Participant such number of Ordinary Shares with respect to which the Option was exercised. The Company shall be entitled to reject any purported exercise of an Option pursuant to this Section 4.14 if the Exercise Notice does not strictly comply with the terms of the NED Share Plan.

Ordinary Shares issued by the Company on the exercise of an Option in accordance with this Section 4.14 shall be issued as fully paid and recorded as such in the Company’s Register of Members and the subscription price for such issued Ordinary Shares shall be equal to the Exercise Price of the exercised Options, provided that, if applicable, where the Exercise Price for the exercise of an Option is less than the par value of the Ordinary Shares to which such Option relates, the issue price of such Ordinary Shares shall be deemed to be equal to the par value of such Ordinary Shares and the Company shall issue such Ordinary Shares credited as fully paid and recorded as fully paid in the Company’s Register of Members.

The partial exercise of an Option, alone, shall not cause the expiration, termination or cancellation of the remaining portion of such Option.

4.15

Lapse of Options. Unless otherwise determined by the Committee, in respect of every vesting period, where the Committee determines, in its absolute discretion, that the performance condition and/or any other condition applicable to an Option (including the Participant’s active Appointment until the completion of that vesting period) has not been satisfied (whether fully or partially), such Option shall lapse and be of no value.

For the purposes of this Section 4.15, a Participant shall be deemed to have ceased to be so actively Appointed as of the date he or she ceases to be a NED.

4.16

Cash Awards. Upon the exercise of Options pursuant to Section 4.14, the Committee may, in its absolute discretion, determine to make a payment of cash to the Participant instead of issuing or, as the case may be, transferring Ordinary Shares (“Option Cash Award”), in which event the Company shall pay to the Participant as soon as practicable after exercise of such Options in lieu of all or part of such Ordinary Shares, the excess, if any, of (A) the Fair Market Value of one Ordinary Share multiplied by the number of Ordinary Shares subject to the Option or such portion, over (B) the aggregate exercise price of the Option or such portion, on such payment terms and other terms, and subject to such conditions, as the Committee determines, in settlement in full of the Participant’s rights in respect of such Option. For avoidance of doubt, any payment made by the Participant pursuant to Section 4.14 will be refunded to him or her in respect of such Options exercised should an Option Cash Award be made by the Company.

4.17	Changes in and Distributions With Respect to Ordinary Shares.

4.17.1

Basic Adjustment Provisions. In the event of a share dividend, share split or combination of shares (including a reverse stock split), recapitalisation or other change in the Company’s capital structure, the Committee shall make appropriate adjustments, as determined by the Committee in its absolute discretion to (a) the maximum number of Ordinary Shares specified in Section 3 that may be delivered under the NED Share Plan, (b) the number and kind of shares of stock or securities subject to Options then outstanding or subsequently granted, (c) the exercise prices relating to Options and (d) any other provision of Options affected by such change to prevent the enlargement or dilution of rights with respect to the number of Ordinary Shares subject to grant under the NED Share Plan, the number of Ordinary Shares subject to the Options and/or the Exercise Price per share of Ordinary Shares, provided that such power shall be subject to the Articles and Applicable Law.

4.17.2

Certain Other Adjustments. The Committee shall also make adjustments of the type described in Section 4.17.1 above to take into account distributions to shareholders other than those provided for in Section 4.17.1, or any other event, if the Committee determines that adjustments are appropriate to avoid distortion in the operation of the NED Share Plan and to preserve the value of Options granted hereunder, where applicable. In addition, in the event of a corporate acquisition or similar corporate transaction involving the Company, its subsidiaries or their Affiliates, the Committee may, in its absolute discretion (i) provide for the cancellation of any such Option in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise of the vested portion of such Option or realization of the Participant’s rights under the vested portion of such Option, as applicable; provided that, if the amount that could have been obtained upon the exercise of the vested portion of such Option or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Option may be terminated without payment, (ii) provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Committee in its absolute discretion, (iii) replace such Option with other rights or property selected by the Committee in its absolute discretion (iv) provide that the Option will terminate and cannot vest, be exercised or become payable after the applicable event or (v) make such adjustments to the vesting conditions applicable to any outstanding Options as it reasonably determines in good faith are appropriate to avoid distortion in the value of such Options.

4.17.3

Continuing Application of Plan Terms. References in the NED Share Plan to Ordinary Shares will be construed to include any shares or securities resulting from an adjustment pursuant to this Section 4.17.

4.18

Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued Ordinary Shares resulting from a subdivision or consolidation of Ordinary Shares, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company (including the payment of an extraordinary dividend), the Committee shall make such adjustments as it determines in its absolute discretion to prevent the enlargement or dilution of rights with respect to the type and number of shares subject to grant under the NED Share Plan, including, but not limited to, the number of Ordinary Shares subject to the Options and/or the Exercise Price per Ordinary Share, provided that such power shall be subject to the Articles and Applicable Law. The Company may, in the event the Committee has determined an adjustment is necessary pursuant to this Section 4.18, determine instead to pay an equivalent cash bonus to the Participants upon vesting of the Options in lieu of adjusting such Options, as the Committee may determine in its absolute discretion.

5.	RESTRICTED STOCK UNITS

5.1

Grant. The Committee may offer to grant RSUs to such Eligible Individuals as it may select in its absolute discretion at any time during the period where the NED Share Plan is in force, provided that such power shall be subject to Applicable Law. Each RSU offered pursuant to the NED Share Plan shall be subject to terms and conditions established by the Committee consistent with the NED Share Plan.

5.1.1	Offer of Grant. An offer to grant RSUs to the Eligible Individual shall be made by sending to such Eligible Individual a RSU Grant Agreement confirming the grant of RSUs.

5.1.2

Acceptance of Grant. A grant of RSUs offered to an Eligible Individual pursuant to Section 5.1.1 may only be accepted by the Eligible Individual within thirty (30) days after the relevant RSU Grant Date and not later than 5.00 p.m. on the thirtieth (30th) day from such RSU Grant Date (a) by completing, signing and returning to the Company the RSU Grant Agreement, subject to such modification as the Committee may from time to time determine, accompanied by payment of S$0.01, to the extent required by Applicable Law, or such other amount and such other documentation as the Committee may require as consideration and (b) if, at the date on which the Company receives from the Eligible Individual the RSU Grant Agreement in respect of the RSU as aforesaid, he or she remains eligible to participate in the NED Share Plan in accordance with the terms and conditions set out therein.

The Eligible Individual may accept or refuse the whole or part of the offer. The Committee shall, within fifteen (15) business days of receipt of the RSU Grant Agreement and consideration, acknowledge receipt of the same.

5.1.3	Lapse of Grant. Unless the Committee determines otherwise, an offer of a grant of a RSU shall automatically lapse and become null, void and of no effect and shall not be capable of acceptance if:

(i)	it is not accepted in the manner as provided in Section 5.1.2 within the thirty (30) day period;

(ii)	the Eligible Individual dies prior to his or her acceptance of the RSU;

(iii)	the Eligible Individual is adjudicated a bankrupt or enters into composition with his or her creditors prior to his or her acceptance of the RSU;

(iv)	the Eligible Individual, being an Appointee of the Group, ceases to be Appointed by the Group for any reason whatsoever prior to his or her acceptance of the RSU; or

(v)	the Company is liquidated or wound-up prior to the Eligible Individual’s acceptance of the RSU.

5.1.4

Rejection of Acceptance. The Company shall be entitled to reject any purported acceptance of a grant of a RSU made pursuant to Section 5.1 which does not strictly comply with the terms of the NED Share Plan.

5.1.5

Offer in Contravention of Law and Regulation. In the event that a grant of a RSU results in the contravention of any Applicable Law, such grant shall be null and void and be of no effect and the relevant Participant shall have no claim whatsoever against the Company.

5.2	RSU Grant Date. The date of grant of the RSUs shall be the date designated by the Committee and specified in the RSU Grant Agreement as of the date the RSU is granted (the “RSU Grant Date”).

5.3

Terms and Conditions. Subject to the specific terms of the RSU Grant Agreement, including any vesting conditions outlined in the RSU Grant Agreement, each RSU shall represent an unfunded unsecured promise to pay to the holder thereof a number of Ordinary Shares as set out in the RSU Grant Agreement, or in certain circumstances, entitle the Participant to a RSU Cash Award.

5.4

Vesting of RSUs. The Committee shall specify in the RSU Grant Agreement the conditions upon which the RSU shall become vested. The RSU Grant Agreement may, but the Committee shall not be required to, provide for vesting pursuant to this Section 5.4 or pursuant to such other conditions as the Committee shall deem appropriate in its sole discretion.

Subject to the terms of the NED Share Plan, Section 7.2 and any conditions specified by the Committee in its sole discretion in the RSU Grant Agreement, as soon as practicable upon the vesting of a RSU, the Company shall issue or procure the issue, as the case may be, transfer or procure the transfer to the Participant the number of Ordinary Shares as determined in accordance with the RSU Grant Agreement.

Ordinary Shares issued by the Company on the vesting of a RSU in accordance with this Section 5.4 and the relevant RSU Grant Agreement shall be issued fully paid as to par value (if applicable) and recorded as such in the Company’s Register of Members.

5.4.1

Time-Based RSUs. The Committee may provide in the RSU Grant Agreement that part or all of a RSU granted under the NED Share Plan is a Time-Based RSU. For the purposes of this plan, a “Time-Based RSU” shall mean a RSU which is subject to time-based vesting conditions as set forth in the RSU Grant Agreement. Unless the Committee provides otherwise, the vesting of the Time-Based RSU may be suspended during any leave of absence.

5.4.2

Performance-Based RSUs. The Committee may provide in the RSU Grant Agreement that part or all of a RSU granted under the NED Share Plan is a Performance-Based RSU. For the purposes of this plan, a “Performance-Based RSU” shall mean a RSU that vests in accordance with the performance conditions set forth in the applicable RSU Grant Agreement. The Committee may in its absolute discretion also additionally impose time-based vesting conditions on such Performance-Based RSUs, which shall be set forth in the RSU Grant Agreement.

In addition, the Committee may, in its absolute discretion, adjust the performance conditions to some or all of the Performance-Based RSUs as set forth in the RSU Grant Agreement in the event of exceptional circumstances outside of management’s control which may materially affect the Group’s performance such that the Participants do not receive or suffer an undue advantage or disadvantage (as the case may be).

5.4.3

Accelerated Vesting upon occurrence of a Change of Control. Except as otherwise provided in the RSU Grant Agreement or unless otherwise determined by the Committee in its absolute discretion pursuant to Section 5.13.2, upon the occurrence of a Change of Control or where a Change of Control is likely to occur (as determined by the Committee in its absolute discretion), all of the outstanding unvested Time-Based RSUs and/or Performance-Based RSUs shall immediately vest prior to the Change of Control.

5.5

Vesting Notice. Subject in all cases to the Participant’s active Appointment, once the Committee has, in its absolute discretion, (a) determined that the vesting conditions as set out in the RSU Grant Agreement have been met or (b) waived the vesting conditions in respect of some or all of the RSUs, the Committee will notify the Participant of the number of RSUs that have vested via the issue of a vesting notice (the “RSU Vesting Notice”). The date of the RSU Vesting Notice will be the date the RSUs vest in the Participant, and no RSU will vest until the RSU Vesting Notice has been issued.

For the purposes of this Section 5.5, a Participant shall be deemed to have ceased to be so actively Appointed as of the date he or she ceases to be a NED.

5.6

Malus. In the event of any circumstances which (a) would lead the Participant receiving or being eligible to receive an unfair benefit, or (b) the Committee determines in its absolute discretion that a reduction or clawback of the RSUs is otherwise warranted, the Committee may, in its absolute discretion:

5.6.1	in the case of any unvested RSUs, reduce, lapse or forfeit all or part of such RSUs and/or amend or alter any vesting conditions applying to such RSUs; and

5.6.2

in the case of any vested RSUs, by written notice to the relevant Participant require that Participant pay to the Company the prevailing after tax cash value of the Ordinary Shares arising from the vesting of such RSUs (with such payment to be made within 30 business days of receipt of such notice); or (ii) pay to the Company the proceeds (net of tax) arising from an on-market sale of Ordinary Shares arising from the vesting of such RSUs, within 30 business days of receipt of such notice.

For the purposes of this Section 5.6(a), an unfair benefit may, in the absolute discretion of the Committee, be considered to arise where a RSU, which would not have otherwise vested, vests or remains capable of vesting as a result of such circumstances.

For the purposes of this Section 5.6(b), such circumstances are limited to:

(A)	fraud or dishonesty on the part of the Participant;

(B)	breach of any obligations owed by the Participant to the Group;

(C)	bankruptcy of the Participant; or

(D)	any material misstatement of financial accounts by the Participant.

5.7	Termination of Appointment. Unless otherwise specified in the RSU Grant Agreement or unless the Committee determines otherwise, upon termination of the Participant’s Appointment:

(i)	where the Participant is a Leaver or Bad Leaver, all unvested outstanding RSUs held by such Participant shall be immediately forfeited; and

(ii)

where the Participant is a Good Leaver, the Committee may, at its absolute discretion, permit him or her to retain a portion of his or her unvested RSUs, such retained unvested RSUs to be pro-rated for the portion of the vesting period served at the time of cessation of Appointment, and to vest subject to the terms and conditions of the RSU Grant Agreement to which the RSUs were first granted.

5.8

Limitation on Transfer. A RSU granted to a Participant shall be personal to the Participant only. Subject to the prior approval of the Committee, the Participant may at the date of grant of the RSU assign or transfer the benefit of a RSU, with respect to any or all of the RSUs held by such Participant to a Permitted Transferee. In no event will transfers to a Person that the Committee determines provides services or financial or other support, directly or indirectly, to a competitor of the Company or a subsidiary of the Company be permitted. The Committee may at its sole discretion impose trading and dealing restrictions with respect to any Ordinary Share issued or transferred.

5.9

Condition Precedent to Transfer of Any RSU. It shall be a condition precedent to any transfer of any benefit under any RSU by any Participant that the Transferee shall agree prior to the Transfer in writing with the Company to be bound by the terms of the NED Share Plan and the RSU Grant Agreement as if he, she or it had been an original signatory thereto, except that any provisions of the NED Share Plan based on the Appointment (or termination thereof) shall continue to be based on the Appointment (or termination thereof) of the original Participant.

5.10

Effect of Void Transfers. In the event of any purported Transfer of any RSUs in violation of the provisions of the NED Share Plan, such purported Transfer shall, to the extent permitted by Applicable Law, be void and of no effect.

5.11

Lapse of RSUs. Unless otherwise determined by the Committee, in respect of every vesting period, where the Committee determines, in its absolute discretion, that the performance condition and/or any other condition applicable to a RSU (including the Participant’s active Appointment until the completion of that vesting period) has not been satisfied (whether fully or partially), such RSU shall lapse and be of no value.

For the purposes of this Section 5.11, a Participant shall be deemed to have ceased to be so actively Appointed as of the date he or she ceases to be a NED.

5.12

Cash Awards. Upon the vesting of RSUs pursuant to Section 5.5, the Committee may, in its absolute discretion, determine to make a payment of cash to the Participant instead of issuing or, as the case may be, transferring Ordinary Shares (“RSU Cash Award”), in which event the Company shall pay to the Participant as soon as practicable after vesting of such RSUs in lieu of all or part of such Ordinary Shares, the Fair Market Value of one Ordinary Share multiplied by the number of Ordinary Shares subject to the RSU or such portion, on such payment terms and other terms, and subject to such conditions, as the Committee determines, in settlement in full of the Participant’s rights in respect of such RSU.

5.13	Changes in and Distributions With Respect to Ordinary Shares.

5.13.1

Basic Adjustment Provisions. In the event of a share dividend, share split or combination of shares (including a reverse stock split), recapitalisation or other change in the Company’s capital structure, the Committee shall make appropriate adjustments, as determined by the Committee in its absolute discretion to (a) the maximum number of Ordinary Shares specified in Section 3 that may be delivered under the NED Share Plan, (b) the number and kind of shares of stock or securities subject to RSUs then outstanding or subsequently granted and (c) any other provision of RSUs affected by such change to prevent the enlargement or dilution of rights with respect to the number of Ordinary Shares subject to grant under the NED Share Plan and/or the number of Ordinary Shares subject to the RSUs, provided that such power shall be subject to the Articles and Applicable Law.

5.13.2

Certain Other Adjustments. The Committee shall also make adjustments of the type described in Section 5.13.1 above to take into account distributions to shareholders other than those provided for in Section 5.13.1, or any other event, if the Committee determines that adjustments are appropriate to avoid distortion in the operation of the NED Share Plan and to preserve the value of RSUs granted hereunder, where applicable. In addition, in the event of a corporate acquisition or similar corporate transaction involving the Company, its subsidiaries or their Affiliates, the Committee may, in its absolute discretion (i) provide for the cancellation of any such RSUs in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the settlement of the vested portion of such RSUs or realization of the Participant’s rights under the vested portion of such RSUs, as applicable; provided that, if the amount that could have been obtained upon the settlement of the vested portion of such RSUs or realization of the Participant’s rights, in any case, is equal to or less than zero, then the RSUs may be terminated without payment, (ii) provide that such RSUs be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Committee in its absolute discretion, (iii) replace such RSUs with other rights or property selected by the Committee in its absolute discretion (iv) provide that the RSUs will terminate and cannot vest, be exercised or become payable after the applicable event or (v) make such adjustments to the vesting conditions applicable to any outstanding RSUs as it reasonably determines in good faith are appropriate to avoid distortion in the value of such RSUs.

5.13.3

Continuing Application of Plan Terms. References in the NED Share Plan to Ordinary Shares will be construed to include any shares or securities resulting from an adjustment pursuant to this Section 5.13.

5.14

Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued Ordinary Shares resulting from a subdivision or consolidation of Ordinary Shares, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company (including the payment of an extraordinary dividend), the Committee shall make such adjustments as it determines in its absolute discretion to prevent the enlargement or dilution of rights with respect to the type and number of shares subject to grant under the NED Share Plan, including, but not limited to, the number of Ordinary Shares to be subject to the RSUs, provided that such power shall be subject to the Articles and Applicable Law. The Company may, in the event the Committee has determined an adjustment is necessary pursuant to this Section 5.14, determine instead to pay an equivalent cash bonus to the Participants upon vesting of the RSUs in lieu of adjusting such RSUs, as the Committee may determine in its absolute discretion.

6.	SHARE AWARDS

6.1

Grant. The Committee may offer to grant Share Awards to such Eligible Individuals as it may select in its absolute discretion at any time during the period where the NED Share Plan is in force, provided that such power shall be subject to Applicable Law. Each Share Award offered pursuant to the NED Share Plan shall be subject to terms and conditions established by the Committee consistent with the NED Share Plan.

6.1.1	Offer of Grant. An offer to grant Share Awards to the Eligible Individual shall be made by sending to such Eligible Individual a Share Award Grant Agreement confirming the grant of Share Awards.

6.1.2

Acceptance of Grant. A grant of Share Awards offered to an Eligible Individual pursuant to Section 6.1.1 may only be accepted by the Eligible Individual within thirty (30) days after the relevant Share Award Grant Date and not later than 5.00 p.m. on the thirtieth (30th) day from such Share Award Grant Date (a) by completing, signing and returning to the Company the Share Award Grant Agreement, subject to such modification as the Committee may from time to time determine, accompanied by payment of an amount equal to S$0.01, to the extent required by Applicable Law, or such other amount and such other documentation as the Committee may require as consideration and (b) if, at the date on which the Company receives from the Eligible Individual the Share Award Grant Agreement in respect of the Share Award as aforesaid, he or she remains eligible to participate in the NED Share Plan in accordance with the terms and conditions set out therein.

The Eligible Individual may accept or refuse the whole or part of the offer. The Committee shall, within fifteen (15) business days of receipt of the Share Award Grant Agreement and consideration, acknowledge receipt of the same.

6.1.3

Lapse of Grant. Unless the Committee determines otherwise, an offer of a grant of a Share Award shall automatically lapse and become null, void and of no effect and shall not be capable of acceptance if:

(i)	it is not accepted in the manner as provided in Section 6.1.2 within the thirty (30) day period;

(ii)	the Eligible Individual dies prior to his or her acceptance of the Share Award;

(iii)	the Eligible Individual is adjudicated a bankrupt or enters into composition with his or her creditors prior to his or her acceptance of the Share Award;

(iv)	the Eligible Individual, being an Appointee of the Group, ceases to be Appointed by the Group for any reason whatsoever prior to his or her acceptance of the Share Award; or

(v)	the Company is liquidated or wound-up prior to the Eligible Individual’s acceptance of the Share Award.

6.1.4

Rejection of Acceptance. The Company shall be entitled to reject any purported acceptance of a grant of a Share Award made pursuant to Section 6.1 which does not strictly comply with the terms of the NED Share Plan.

6.1.5

Offer in Contravention of Law and Regulation. In the event that a grant of a Share Award results in the contravention of any Applicable Law, such grant shall be null and void and be of no effect and the relevant Participant shall have no claim whatsoever against the Company.

6.2

Share Award Grant Date. The date of grant of the Share Awards shall be the date designated by the Committee and specified in the Share Award Grant Agreement as of the date the Share Award is granted (the “Share Award Grant Date”).

6.3

Terms and Conditions. Subject to the specific terms of the Share Award Grant Agreement, each Share Award shall represent an unfunded unsecured promise to pay to the holder thereof a number of Ordinary Shares as set out in the Share Award Grant Agreement, subject to such trading and dealing restrictions (if any) as may be specified by the Committee in its absolute discretion, in the Share Award Grant Agreement.

6.4

Acceptance of Share Awards and Vesting of Restricted Securities. Subject to the terms of the NED Share Plan, Section 7.2 and any conditions specified by the Committee in its sole discretion in the Share Award Grant Agreement, as soon as practicable upon the valid acceptance of the Share Award by the Participant, the Company shall issue or, as the case may be, transfer to the Participant such number of Ordinary Shares as determined in accordance with the Share Award Grant Agreement, subject to such trading and dealing restrictions (if any) as may be specified by the Committee in its absolute discretion in the relevant Share Award Grant Agreement (“Restricted Securities”).

Ordinary Shares issued by the Company in accordance with this Section 6.4 and the relevant Share Award Grant Agreement shall be issued fully paid as to par value (if applicable) and recorded as such in the Company’s Register of Members.

The Share Award Grant Agreement may, but the Committee shall not be required to, provide for conditions upon which the Restricted Securities shall become vested pursuant to this Section 6.4 or pursuant to such other conditions as the Committee shall deem appropriate in its sole discretion, and upon such vesting, the trading and dealing restrictions shall lapse.

6.4.1

Time-Based Restricted Securities. The Committee may provide in the Share Award Grant Agreement that part or all of the Ordinary Shares issued or, as the case may be, transferred pursuant to a Share Award granted under the NED Share Plan are Time-Based Restricted Securities. For the purposes of this plan, “Time-Based Restricted Securities” shall mean such number of Restricted Securities which are subject to time-based vesting conditions as set forth in the Share Award Grant Agreement. Unless the Committee provides otherwise, the vesting of the Time-Based Restricted Securities may be suspended during any leave of absence.

6.4.2

Performance-Based Restricted Securities. The Committee may provide in the Share Award Grant Agreement that part or all of the Ordinary Shares issued or, as the case may be, transferred pursuant to a Share Award granted under the NED Share Plan are Performance-Based Restricted Securities. For the purposes of this plan, “Performance-Based Restricted Securities” shall mean such number of Restricted Securities that vest in accordance with the performance conditions set forth in the applicable Share Award Grant Agreement. The Committee may in its absolute discretion also additionally impose time-based vesting conditions on such Performance-Based Restricted Securities, which shall be set forth in the Share Award Grant Agreement.

In addition, the Committee may, in its absolute discretion, adjust the performance conditions to some or all of the Performance-Based Restricted Securities as set forth in the Share Award Grant Agreement in the event of exceptional circumstances outside of management’s control which may materially affect the Group’s performance such that the Participants do not receive or suffer an undue advantage or disadvantage (as the case may be).

6.4.3

Accelerated Vesting upon occurrence of a Change of Control. Except as otherwise provided in the Share Award Grant Agreement or unless otherwise determined by the Committee in its absolute discretion pursuant to Section 6.4.4, upon the occurrence of a Change of Control or where a Change of Control is likely to occur (as determined by the Committee in its absolute discretion), all of the outstanding unvested Time-Based Restricted Securities and/or Performance-Based Restricted Securities shall immediately vest prior to the Change of Control.

6.4.4

Certain Other Adjustments. In the event of a corporate acquisition or similar corporate transaction involving the Company, its subsidiaries or their Affiliates, the Committee may, in its absolute discretion (i) provide for the cancellation of any such Share Awards exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the settlement of the vested portion of such Share Awards or realization of the Participant’s rights under the vested portion of such Share Award, as applicable; provided that, if the amount that could have been obtained upon the settlement of the vested portion of such Share Awards or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Share Awards may be terminated without payment, (ii) provide that such Share Awards be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Committee in its absolute discretion (iii) replace such Share Awards with other rights or property selected by the Committee in its absolute discretion (iv) provide that the Share Awards will terminate and cannot vest, be exercised or become payable after the applicable event or (v) make such adjustments to the vesting conditions applicable to any outstanding Share Awards as it reasonably determines in good faith are appropriate to avoid distortion in the value of such Share Awards.

6.5

Vesting Notice. Subject in all cases to the Participant’s active Appointment, once the Committee has, in its absolute discretion, (a) determined that the vesting conditions as set out in the Share Award Grant Agreement have been met or (b) waived the vesting conditions in respect of some or all of the Restricted Securities, the Committee will notify the Participant of the number of Restricted Securities that have vested via the issue of a vesting notice (the “Restricted Securities Vesting Notice”). The date of the Restricted Securities Vesting Notice will be the date the Restricted Securities vest in the Participant, and no Restricted Securities will vest until the Restricted Securities Vesting Notice has been issued. Upon vesting of some or all of the Restricted Securities, all trading and dealing restrictions as set out in the NED Share Plan and the Share Award Grant Agreement in respect of the relevant Restricted Securities shall lapse and cease to be of effect.

For the purposes of this Section 6.5, a Participant shall be deemed to have ceased to be so actively Appointed as of the date he or she ceases to be a NED.

6.6

Malus. In the event of any circumstances which (a) would lead the Participant receiving or being eligible to receive an unfair benefit, or (b) the Committee determines in its absolute discretion that a clawback of the Restricted Securities is otherwise warranted, the Committee may in its absolute discretion, by written notice to the relevant Participant require that Participant (i) pay to the Company the prevailing after tax cash value of the Restricted Securities (with such payment to be made within 30 business days of receipt of such notice); or (ii) pay to the Company the proceeds (net of tax) arising from an on-market sale of Restricted Securities, within 30 business days of receipt of such notice .

For the purposes of this Section 6.6(a), an unfair benefit may, in the absolute discretion of the Committee, be considered to arise where the relevant Restricted Securities, which would not have otherwise vested, vest or remain capable of vesting as a result of such circumstances.

For the purposes of this Section 6.6(b), such circumstances are limited to:

6.6.1    fraud or dishonesty on the part of the Participant;

6.6.2    breach of any obligations owed by the Participant to the Group;

6.6.3    bankruptcy of the Participant; or

6.6.4    any material misstatement of financial accounts by the Participant.

6.7	Termination of Appointment. Unless otherwise specified in the Share Award Grant Agreement or unless the Committee determines otherwise, upon termination of the Participant’s Appointment:

(i)	where the Participant is a Leaver or Bad Leaver, all unvested outstanding Restricted Securities held by such Participant shall be immediately forfeited; and

(ii)

where the Participant is a Good Leaver, the Committee may, at its absolute discretion, permit him or her to retain a portion of his or her unvested Restricted Securities, such retained unvested Restricted Securities to be pro-rated for the portion of the vesting period served at the time of cessation of Appointment, and to vest subject to the terms and conditions of the Share Award Grant Agreement to which the Restricted Securities were first granted.

6.8

Limitation on Transfer. A Share Award granted to a Participant shall be personal to the Participant only and shall not be transferred to any other party other than the Participant’s personal representative on his or her death. Subject to the prior approval of the Committee, the Participant may assign or transfer his or her rights with respect to any or all of the Restricted Securities held by such Participant to a Permitted Transferee. In no event will transfers to a Person that the Committee determines provides services or financial or other support, directly or indirectly, to a competitor of the Company or a subsidiary of the Company be permitted.

Unless otherwise determined by the Committee in its absolute discretion, all unvested Restricted Securities issued or transferred, as the case may be, to a Participant shall be subject to dealing and transfer restrictions as set out in the NED Share Plan and Share Award Grant Agreement and which may, at the absolute discretion of the Committee, be enforced by a holding lock as administered by the Company’s share registry, which may require the Participant to hold the relevant Restricted Securities on the issuer sponsored sub-register or in such other manner as allows a holding lock to be applied to the relevant Restricted Securities.

For the avoidance of doubt, Sections 6.8 and 6.9 and anything in relation to the dealing and transfer restrictions of unvested Restricted Securities do not apply to Restricted Securities which have vested pursuant to the terms and conditions set out in the Share Award Grant Agreement.

6.9

Condition Precedent to Transfer of Any Unvested Restricted Securities. It shall be a condition precedent to any Transfer of any unvested Restricted Securities by any Participant that the Transferee shall agree prior to the Transfer in writing with the Company to be bound by the terms of the NED Share Plan and the Share Award Grant Agreement as if he, she or it had been an original signatory thereto, except that any provisions of the NED Share Plan based on the Appointment (or termination thereof) shall continue to be based on the Appointment (or termination thereof) of the original Participant.

6.10

Effect of Void Transfers. In the event of any purported Transfer of any Restricted Securities in violation of the provisions of the NED Share Plan, such purported Transfer shall, to the extent permitted by Applicable Law, be void and of no effect.

6.11

Forfeiture of Restricted Securities. Where the Committee, in its absolute discretion, has determined that such number of Restricted Securities are to be forfeited in accordance with the provisions of the NED Share Plan and/or the Share Award Grant Agreement, the Participant must execute any document and do anything that the Participant will be required to do to effect such forfeiture under this NED Share Plan.

The Committee has the absolute discretion in effecting the forfeiture of such Restricted Securities, including, among others, by way of transfer of Restricted Securities to a third party nominated by the Committee (including a trust), (subject to Applicable Law) a buyback of the Restricted Securities by the Company, a sale on-market by the Participant (with the proceeds delivered to the Company after the transfer price is delivered to the Participant). The transfer price payable to the Participant in consideration for the Participant’s forfeited Restricted Securities shall be S$0.01.

7.	MISCELLANEOUS

7.1

Rights as Holders of Options and/or RSUs. The Participants shall not have any rights as holders with respect to any Ordinary Shares covered by or relating to the Options and RSUs granted pursuant to the NED Share Plan until the date the Participants become the registered owners of such Ordinary Shares issued or, as the case may be, transferred in accordance with and subject to the governing documents of the Company. Except as otherwise expressly provided (in respect of Options) in Sections 4.17 through 4.18 and (in respect of RSUs) Sections 5.13 through 5.14 hereof, no adjustment to the Options and/or RSUs shall be made for dividends or other rights for which the record date occurs prior to the effective date such share is registered.

7.2

Amendment of Terms of Options, RSUs and Share Awards. The Committee may, in its sole discretion, amend the NED Share Plan or terms of any Option, RSU and/or Share Award, provided, however, that any such amendment shall not impair or adversely affect the Participants’ existing rights under the NED Share Plan in relation to outstanding grants or such Option, RSU and/or Share Award without such Participant’s written consent, unless the Committee expressly reserved the right to make such amendment at the time the Option, RSU and Share Award was granted (which shall include, without limitation, the right to adjust or modify outstanding Options (pursuant to Sections 4.17 through 4.18) and RSUs (pursuant to Sections 5.13 through 5.14). For purposes of this Section 7.3, the opinion of the Committee as to whether any amendment would impair or adversely affect the Participants’ existing rights under the NED Share Plan in relation to outstanding grants of Options, RSUs and/or Share Awards shall be final, binding and conclusive.

7.3

No Special Appointment Rights. Nothing contained in the NED Share Plan shall confer upon the Participants any right with respect to the continuation of their Appointment or interfere in any way with the right of the Company or any of its subsidiaries, subject to the terms of any separate appointment agreements to the contrary, at any time to terminate such Appointment or to increase or decrease the compensation of the Participants from the rate in existence at the time of grant.

7.4

Tax Withholding. The Committee is authorised to withhold from any delivery of Ordinary Shares pursuant to the NED Share Plan or any other payment to a Participant such amounts as are required to be withheld by applicable tax law in connection with any Option, RSU and/or Share Award. Each Participant shall be responsible for the payment of applicable withholding and other taxes in cash that may become due in connection with the grant, exercise or settlement of an Option, a RSU and/or a Share Award. The Committee may permit a Participant to satisfy such obligation through the delivery of Ordinary Shares that have a Fair Market Value equal to the amount required to be paid, to the extent that the Committee determines that so satisfying such obligation would not adversely impact the Company’s ability to meet its cash obligations.

7.5	No Obligation to Exercise. The grant to the Participants of the Options shall impose no obligation upon the Participants to exercise such Options.

7.6

No Restrictions on Ordinary Shares issued or transferred under Options and RSUs. Unless stated in the Option Grant Agreement, RSU Grant Agreement or as the Committee may determine in its absolute discretion, all Ordinary Shares issued or transferred, as the case may be, pursuant to the exercise of any Option or the settlement of any RSU shall not be subject to any dealing or trading restrictions.

7.7

Coordination with Other Plans. Options, RSUs and/or Share Awards under the NED Share Plan may be granted in tandem with, or in satisfaction of or substitution for, other grants under other plans or awards made under other compensatory plans or programs of the Group.

7.8

Notices. Each notice and other communication hereunder shall be in writing and shall be given and shall be deemed to have been duly given on the date it is delivered in person or by electronic mail, on the next business day if delivered by overnight mail or other reputable overnight courier, or the third business day if sent by registered mail, return receipt requested, to the parties as follows:

If to the Company:

PROPERTYGURU GROUP LIMITED

Paya Lebar Quarter, 1 Paya Lebar Link

#12-01/04, Singapore 408533

Attention: [●]

If to the Participant, to its most recent address shown on records of the Company or their subsidiaries;

or in each case to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

7.9	Descriptive Headings. The headings in the NED Share Plan are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

7.10

Severability. In the event that any one or more of the provisions, subdivisions, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, subdivision, word, clause, phrase or sentence in every other respect and of the remaining provisions, subdivisions, words, clauses, phrases or sentences hereof shall not in any way be impaired, it being intended that all rights, powers and privileges of the Company, its subsidiaries and the Participants shall be enforceable to the fullest extent permitted by law.

7.11

Governing Law. The provisions of, and all claims or disputes arising out of or based upon the NED Share Plan or any Option Grant Agreement, RSU Grant Agreement, Share Award Grant Agreement, Option, RSU and Share Award or relating to the subject matter hereof or thereof shall be governed by, and construed and enforced in accordance with, the laws of Singapore, without regard to the provisions governing choice or conflict of laws or rules that would cause the application of the laws of any other jurisdiction.

7.12

Limitation of Liability. Notwithstanding anything to the contrary in the NED Share Plan, neither the Company, nor any subsidiary or Affiliate of the Company, nor the Board or the Committee, nor any person acting on behalf of the Company, any subsidiary or Affiliate of the Company, the Board or the Committee, will be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of an Option, a RSU and/or a Share Award under any circumstances for any costs, losses, expenses and damages whatsoever and howsoever arising in any event or by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted with respect to the Option, RSU and/or Share Award.

7.13

Collection, Use and Disclosure of Personal Data. For the purposes of implementing and administering the NED Share Plan, and in order to comply with any Applicable Laws, the Company will collect, use and disclose the personal data of the Participants, as contained in each Option Grant Agreement, RSU Grant Agreement, Share Award Grant Agreement and/or any other notice or communication given or received pursuant to the NED Share Plan, and/or which is otherwise collected from the Participants (or their authorised representatives). By participating in the NED Share Plan, each Participant consents to the collection, use and disclosure of his or her personal data for all such purposes, including disclosure of data to related corporations of the Company and/or third parties who provide services to the Company in any country or jurisdiction, and to the collection, use and further disclosure by such parties for such purposes. Each Participant also warrants that where he or she discloses the personal data of third parties to the Company in connection with the NED Share Plan, he or she has obtained the prior consent of such third parties for the Company to collect, use and disclose their personal data for the abovementioned purposes, in accordance with Applicable Laws. Each Participant shall indemnify the Company in respect of any penalties, liabilities, claims, demands, losses and damages as a result of the Participant’s breach of this warranty.

7.14

Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore. No person other than the Company or a Participant shall have any right to enforce any provision of the NED Share Plan or any Option Grant Agreement, RSU Grant Agreement, Share Award Grant Agreement, Option, RSU and/or Share Award by virtue of the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore.

EXHIBIT A - FORM OF OPTION GRANT AGREEMENT

THIS AGREEMENT, made as of this      day of         , 20     between PropertyGuru Group Limited (the “Company”) and                      (the “Participant”).

WHEREAS:

(A)

The Company has adopted and maintains the PropertyGuru Group Limited Non-Executive Directors (“NEDs”) Share Plan (the “NED Share Plan”) to promote the interests of the Company and its subsidiaries (collectively the “Group”) by providing NEDs of the Group with an appropriate incentive to encourage them to improve the growth, profitability and financial success of the Group.

(B)	The NED Share Plan provides for the grant to Participants of Options to purchase or subscribe for Ordinary Shares.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.

Grant of Options. Pursuant to, and subject to, the terms and conditions set forth herein and in the NED Share Plan, the Company hereby grants to the Participant an Option (the “Option”) with respect to [●] Ordinary Shares. [In consideration for the grant of Options the Participant shall make a payment of S$0.01 to the Company.]

This Option comprises [(a) a Time-Based Option to purchase or subscribe for up to [●] Ordinary Shares (comprising approximately [●]% of this Option), and (b) a Performance-Based Option to purchase or subscribe for up to [●] Ordinary Shares (comprising approximately [●]% of this Option), in each case] as determined in Section 5 below.

2.	Grant Date. The Grant Date of the Option hereby granted is [●].

3.

Incorporation of NED Share Plan. All terms, conditions and restrictions of the NED Share Plan, as amended from time to time, are incorporated herein and made part hereof as if stated herein. If there is any conflict between the terms and conditions of the NED Share Plan and this Agreement, the terms and conditions of the NED Share Plan, as interpreted by the Committee, shall govern, except to the extent this Agreement expressly changes the default provisions contained in the NED Share Plan, in which case the provisions of this Agreement shall govern. All capitalised terms used and not defined herein shall have the meaning given to such terms in the NED Share Plan.

4.	Exercise Price. The exercise price of each Ordinary Share underlying the Option hereby granted is SGD$[●], subject to any requisite adjustments in accordance with the terms of the NED Share Plan.

5.	Additional Terms of the Option.

(a)	In relation to the Time-Based Option to purchase or subscribe for up to [●] Ordinary Shares:

[●]

(b)	In relation to the Performance-Based Option to purchase or subscribe for up to [●] Ordinary Shares:

[●]

(c)

Subject in all cases to the Participant’s active Appointment, once the Committee has, in its absolute discretion, (i) determined that the vesting conditions as set out in this Agreement have been met or (ii) waived the vesting conditions in respect of some or all of the Options, the Committee will notify the Participant of the number of Options that have vested via the issue of a vesting notice (the “Option Vesting Notice”). The date of the Option Vesting Notice will be the date the Option vests in the Participant, and no Option will vest until the Option Vesting Notice has been issued.

For the purposes of this Section 5, a Participant shall be deemed to have ceased to be so actively Appointed as of the date he or she ceases to be a NED.

[5A.

Tax. Subdivision 83A-C of the Income Tax Assessment Act 1997 applies to Options granted under the NED Share Plan such that Options are subject to deferred taxation.] [NB: To be included where Participant is an Australian tax resident]

6.	Term of Option; Expiration. The Option shall expire in accordance with the provisions of the NED Share Plan.

7.

Construction of Agreement. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this section, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable. No waiver of any provision or violation of this Agreement by the Company shall be implied by the Company’s forbearance or failure to take action.

8.

Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

9.

Limitation on Transfer. An Option granted to a Participant shall be personal to the Participant only and shall not be transferred to any other party. [Subject to the prior approval of the Committee, the Participant may at the date of grant of the Option assign or transfer the benefit of and the right to exercise an Option, with respect to any or all of the Options held by such Participant to a Permitted Transferee. Each Permitted Transferee shall be subject to all the restrictions, obligations and responsibilities which apply to the Participant under the NED Share Plan and this Agreement and shall be entitled to all the rights of the Participant under the NED Share Plan, provided that in respect of any Permitted Transferee which is a trust or custodianship, the Option shall become exercisable and/or expire based on the Appointment and termination of Appointment of the Participant.] [NB: To be removed where option is granted to Australian NED]

10.	Restrictive Covenants.

(a)

In consideration of the Participant’s Appointment with the Company and as a condition of the grant of an Option pursuant to this Agreement, the Participant makes the following covenants described in this Section 10. Notwithstanding anything in the NED Share Plan or this Agreement to the contrary, in the event that the Participant violates any of the provisions of this Section 10, he or she shall forfeit the Option in full (regardless of the extent to which the Option is vested at the time of such violation).

(b)

Confidential Information. The Participant, in consideration of the grant of Options to him or her under the NED Share Plan, undertakes that he or she shall not at any time during or following Appointment, disclose or use any Confidential Information other than for the benefit of the Company and its Affiliates, except as required by legal process (provided that if the Participant receives legal process with regard to disclosure of such Confidential Information, he or she shall promptly notify the Company and cooperate with the Group in seeking a protective order with respect to such Confidential Information), and acknowledges and agrees that a violation of this restrictive covenant will entitle the Company to terminate all his or her rights under the NED Share Plan and/or any outstanding grant.

(c)

Non-Disparagement. The Participant shall not, directly or indirectly, disparage (i) the Company, (ii) the Group, (iii) any subsidiaries or Affiliates of the Company, (iv) any employee, officer, shareholder or director of any of the entities described in clauses (i) through (iii), or (v) the business or properties or assets of the Company or any of its subsidiaries. Notwithstanding the foregoing, nothing herein shall preclude the Participant from making truthful statements or disclosures that are required by Applicable Laws.

(d)

Enforceability of Covenants. The Participant acknowledges the reasonableness of the scope of the covenants set forth in this Section 10, and the Participant agrees that he or she will not, in any action, suit or other proceeding, deny the reasonableness of, or assert the unreasonableness of, the premises, consideration or scope of the covenants set forth herein and the Participant hereby waives any such defence. The Participant agrees that the Participant’s covenants under this Section 10 are separate and distinct obligations under this Agreement, and the failure or alleged failure of the Company or the Board to perform obligations under any other provisions of this Agreement shall not constitute a defence to the enforceability of the Participant’s covenants and obligations under this Section 10. The Participant agrees that any breach of any covenant under this Section 10 will result in irreparable damage and injury to the Company or one of its subsidiaries and that the Company and/or its subsidiaries will be entitled to injunctive relief in any court of competent jurisdiction without the necessity of posting any bond.

(e)

Nonexclusive Remedy. In addition to any remedies that may be available in any agreement to which the Participant is a party, the remedies available for breach of any of the foregoing restrictive covenants shall include: (i) any rights or remedies available in law or in equity, (ii) the forfeiture of the Option for no consideration; (iii) in respect of the Option (or portion thereof) exercised by the Participant prior to any such breach or subsequent thereto and prior to the forfeiture of the Option (or portion thereof) required by this Section 10, payment by the Participant to the Company of an amount equal to the difference between the Exercise Price of the Option and the per-share proceeds of any sale of Ordinary Shares acquired upon such exercise multiplied by the number of Ordinary Shares so sold; and (iv) payment by the Participant to the Group of an amount reimbursing the Group, as applicable, for all attorney’s fees they incur enforcing their rights hereunder.

11.

Integration. This Agreement, and the other documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and in the NED Share Plan. This Agreement, including without limitation the NED Share Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

12.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

13.

Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of Singapore, without regard to the provisions governing choice or conflict of laws or rules that would cause the application of the laws of any other jurisdiction. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this Section 13, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable.

14.

Effect on Appointment. Nothing contained in this Agreement shall confer upon the Participant any right with respect to the continuation of his or her Appointment or interfere in any way with the right of the Company or any of its subsidiaries, subject to the terms of any separate appointment agreements to the contrary, at any time to terminate such Appointment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any Option.

15.

Participant Representations; Acknowledgments. The Participant hereby acknowledges receipt of a copy of the NED Share Plan. The Participant hereby acknowledges that all decisions, determinations and interpretations of the Committee in respect of the NED Share Plan, this Agreement and the Option shall be final and conclusive. The Participant further acknowledges that if, following the date the Participant receives the Option pursuant to this Agreement, the Company determines that any of the representations made by the Participant under this Section 15 is inaccurate, the grant of the Option to the Participant pursuant to this Agreement may, in the sole discretion of the Board, be rescinded and deemed null and void.

*        *        *        *         *

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorised officer and said Participant has hereunto signed this Agreement on his or her own behalf, thereby representing that he or she has carefully read and understands this Agreement and the NED Share Plan as of the day and year first written above.

PROPERTYGURU GROUP LIMITED

By:
Title:

PARTICIPANT

[Participant’s name]

EXHIBIT B - FORM OF RSU GRANT AGREEMENT

THIS AGREEMENT, made as of this      day of         , 20     between PropertyGuru Group Limited (the “Company”) and                      (the “Participant”).

WHEREAS:

(A)

The Company has adopted and maintains the PropertyGuru Group Limited Non-Executive Directors (“NEDs”) Share Plan (the “NED Share Plan”) to promote the interests of the Company and its subsidiaries (collectively the “Group”) by providing NEDs of the Group with an appropriate incentive to encourage them to improve the growth, profitability and financial success of the Group.

(B)	The NED Share Plan provides for the grant to Participants of RSUs.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.

Grant of RSUs. Pursuant to, and subject to, the terms and conditions set forth herein and in the NED Share Plan, the Company hereby grants to the Participant a restricted stock unit (the “RSU”) with respect to [●] Ordinary Shares. [In consideration for the grant of RSUs the Participant shall make a payment of S$0.01 to the Company.]

The RSU comprises [(a) a Time-Based RSU of up to [●] Ordinary Shares (comprising approximately [●]% of this RSU), and (b) a Performance-Based RSU of up to [●] Ordinary Shares (comprising approximately [●]% of this RSU), in each case] as determined in Section 4 below.

2.	Grant Date. The Grant Date of the RSU hereby granted is [●].

3.

Incorporation of NED Share Plan. All terms, conditions and restrictions of the NED Share Plan, as amended from time to time, are incorporated herein and made part hereof as if stated herein. If there is any conflict between the terms and conditions of the NED Share Plan and this Agreement, the terms and conditions of the NED Share Plan, as interpreted by the Committee, shall govern, except to the extent this Agreement expressly changes the default provisions contained in the NED Share Plan, in which case the provisions of this Agreement shall govern. All capitalised terms used and not defined herein shall have the meaning given to such terms in the NED Share Plan.

4.	Additional Terms of the RSU.

(a)	In relation to the Time-Based RSU for up to [●] Ordinary Shares:

[●]

(b)	In relation to the Performance-Based RSU for up to [●] Ordinary Shares:

[●]

(c)

Subject in all cases to the Participant’s active Appointment, once the Committee has, in its absolute discretion, (i) determined that the vesting conditions as set out in this Agreement have been met or (ii) waived the vesting conditions in respect of some or all of the RSUs, the Committee will notify the Participant of the number of RSUs that have vested via the issue of a vesting notice (the “RSU Vesting Notice”). The date of the RSU Vesting Notice will be the date the RSU vests in the Participant, and no RSU will vest until the RSU Vesting Notice has been issued.

For the purposes of this Section 4, a Participant shall be deemed to have ceased to be so actively Appointed as of the date he or she ceases to be a NED.

5.

Issuance of Ordinary Shares. As soon as practicable upon the vesting of the RSU, the Participant will receive [●] fully paid Ordinary Shares [or, in the Committee’s sole discretion or an amount in cash equal to the value thereof calculated in accordance with the NED Share Plan].

6.

Construction of Agreement. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this section, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable. No waiver of any provision or violation of this Agreement by the Company shall be implied by the Company’s forbearance or failure to take action.

7.

Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

8.

Limitation on Transfer. A RSU granted to a Participant shall be personal to the Participant only. Subject to the prior approval of the Committee, the Participant may at the date of grant of the RSU assign or transfer the benefit of a RSU, with respect to any or all of the RSUs held by such Participant to a Permitted Transferee. Each Permitted Transferee shall be subject to all the restrictions, obligations and responsibilities which apply to the Participant under the NED Share Plan and this Agreement and shall be entitled to all the rights of the Participant under the NED Share Plan, provided that in respect of any Permitted Transferee which is a trust or custodianship, the RSU shall vest or forfeit based on the Appointment and termination of Appointment of the Participant.

9.	Restrictive Covenants.

(a)

In consideration of the Participant’s Appointment with the Company and as a condition of the grant of a RSU pursuant to this Agreement, the Participant makes the following covenants described in this Section 9. Notwithstanding anything in the NED Share Plan or this Agreement to the contrary, in the event that the Participant violates any of the provisions of this Section 9, he or she shall forfeit the RSU in full (regardless of the extent to which the RSU is vested at the time of such violation).

(b)

Confidential Information. The Participant, in consideration of the grant of RSUs to him or her under the NED Share Plan, undertakes that he or she shall not at any time during or following Appointment, disclose or use any Confidential Information other than for the benefit of the Company and its Affiliates, except as required by legal process (provided that if the Participant receives legal process with regard to disclosure of such Confidential Information, he or she shall promptly notify the Company and cooperate with the Group in seeking a protective order with respect to such Confidential Information), and acknowledges and agrees that a violation of this restrictive covenant will entitle the Company to terminate all his or her rights under the NED Share Plan and/or any outstanding grant.

(c)

Non-Disparagement. The Participant shall not, directly or indirectly, disparage (i) the Company, (ii) the Group, (iii) any subsidiaries or Affiliates of the Company, (iv) any employee, officer, shareholder or director of any of the entities described in clauses (i) through (iii), or (v) the business or properties or assets of the Company or any of its subsidiaries. Notwithstanding the foregoing, nothing herein shall preclude the Participant from making truthful statements or disclosures that are required by Applicable Law.

(d)

Enforceability of Covenants. The Participant acknowledges the reasonableness of the scope of the covenants set forth in this Section 9, and the Participant agrees that he or she will not, in any action, suit or other proceeding, deny the reasonableness of, or assert the unreasonableness of, the premises, consideration or scope of the covenants set forth herein and the Participant hereby waives any such defence. The Participant agrees that the Participant’s covenants under this Section 9 are separate and distinct obligations under this Agreement, and the failure or alleged failure of the Company or the Board to perform obligations under any other provisions of this Agreement shall not constitute a defence to the enforceability of the Participant’s covenants and obligations under this Section 9. The Participant agrees that any breach of any covenant under this Section 9 will result in irreparable damage and injury to the Company or one of its subsidiaries and that the Company and/or its subsidiaries will be entitled to injunctive relief in any court of competent jurisdiction without the necessity of posting any bond.

(e)

Nonexclusive Remedy. In addition to any remedies that may be available in any agreement to which the Participant is a party, the remedies available for breach of any of the foregoing restrictive covenants shall include: (i) any rights or remedies available in law or in equity, (ii) the forfeiture of the RSU for no consideration; (iii) in respect of the RSU (or portion thereof) settled prior to any such breach or subsequent thereto and prior to the forfeiture of the RSU (or portion thereof) required by this Section 9, payment by the Participant to the Company of an amount equal to the higher of (1) the Fair Market Value of the Ordinary Shares on the day of the issue or transfer, as the case may be, of Ordinary Shares, and (2) the per-share proceeds of any sale of Ordinary Shares acquired upon such settlement multiplied by the number of Ordinary Shares so sold; and (iv) payment by the Participant to the Group of an amount reimbursing the Group, as applicable, for all attorney’s fees they incur enforcing their rights hereunder.

10.

Integration. This Agreement, and the other documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and in the NED Share Plan. This Agreement, including without limitation the NED Share Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

11.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

12.

Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of Singapore, without regard to the provisions governing choice or conflict of laws or rules that would cause the application of the laws of any other jurisdiction. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this Section 12, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable.

13.

Effect on Appointment. Nothing contained in this Agreement shall confer upon the Participant any right with respect to the continuation of his or her Appointment or interfere in any way with the right of the Company or any of its subsidiaries, subject to the terms of any separate appointment agreements to the contrary, at any time to terminate such Appointment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any RSU.

14.

Participant Representations; Acknowledgments. The Participant hereby acknowledges receipt of a copy of the NED Share Plan. The Participant hereby acknowledges that all decisions, determinations and interpretations of the Committee in respect of the NED Share Plan, this Agreement and the RSU shall be final and conclusive. The Participant further acknowledges that if, following the date the Participant receives the RSU pursuant to this Agreement, the Company determines that any of the representations made by the Participant under this Section 14 is inaccurate, the grant of the RSU to the Participant pursuant to this Agreement may, in the sole discretion of the Board, be rescinded and deemed null and void.

*        *         *        *

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorised officer and said Participant has hereunto signed this Agreement on his or her own behalf, thereby representing that he or she has carefully read and understands this Agreement and the NED Share Plan as of the day and year first written above.

PROPERTYGURU GROUP LIMITED

By:
Title:

PARTICIPANT

[Participant’s name]

EXHIBIT C - FORM OF SHARE AWARD GRANT AGREEMENT

THIS AGREEMENT, made as of this      day of         , 20     between PropertyGuru Group Limited (the “Company”) and                      (the “Participant”).

WHEREAS:

(A)

The Company has adopted and maintains the PropertyGuru Group Limited Non-Executive Directors (“NEDs”) Share Plan (the “NED Share Plan”) to promote the interests of the Company and its subsidiaries (collectively the “Group”) by providing NEDs of the Group with an appropriate incentive to encourage them to improve the growth, profitability and financial success of the Group.

(B)	The NED Share Plan provides for the grant to Participants of Share Awards.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.

Grant of Share Awards. Pursuant to, and subject to, the terms and conditions set forth herein and in the NED Share Plan, the Company hereby grants to the Participant a share award (the “Share Award”) with respect to [●] Ordinary Shares. [In consideration for the grant of Share Awards the Participant shall make a payment of S$0.01 to the Company.]

The Share Award comprises [(a) Time-Based Restricted Securities of up to [●] Restricted Securities (comprising approximately [●]% of this Share Award), and (b) Performance-Based Restricted Securities of up to [●] Restricted Securities (comprising approximately [●]% of this Share Award), in each case] as determined in Section 5 below.

2.	Grant Date. The Grant Date of the Share Award hereby granted is [●].

3.

Incorporation of NED Share Plan. All terms, conditions and restrictions of the NED Share Plan, as amended from time to time, are incorporated herein and made part hereof as if stated herein. If there is any conflict between the terms and conditions of the NED Share Plan and this Agreement, the terms and conditions of the NED Share Plan, as interpreted by the Committee, shall govern, except to the extent this Agreement expressly changes the default provisions contained in the NED Share Plan, in which case the provisions of this Agreement shall govern. All capitalised terms used and not defined herein shall have the meaning given to such terms in the NED Share Plan.

4.	Issuance of Restricted Securities. As soon as practicable upon the Participant’s acceptance of the Share Awards, the Participant will receive [●] Ordinary Shares.

5.	Additional Terms of the Restricted Securities.

(a)	In relation to the Time-Based Restricted Securities for up to [●] Restricted Securities:

[●]

(b)	In relation to the Performance-Based Restricted Securities for up to [●] Restricted Securities:

[●]

(c)

Subject in all cases to the Participant’s active Appointment, once the Committee has, in its absolute discretion, (i) determined that the vesting conditions as set out in this Agreement have been met or (ii) waived the vesting conditions in respect of some or all of the Restricted Securities, the Committee will notify the Participant of the number of Restricted Securities that have vested via the issue of a vesting notice (the “Restricted Securities Vesting Notice”). The date of the Restricted Securities Vesting Notice will be the date the Restricted Securities vest in the Participant, and no Restricted Securities will vest until the Restricted Securities Vesting Notice has been issued. Upon vesting of some or all of the Restricted Securities, all trading and dealing restrictions as set out in the NED Share Plan and this Agreement in respect of the relevant Restricted Securities shall lapse and cease to be of effect.

For the purposes of this Section 5, a Participant shall be deemed to have ceased to be so actively Appointed as of the date he or she ceases to be a NED.

6.

Trading and Dealing Restrictions. The Participant agrees that he or she shall not cause or permit the unvested Restricted Securities or his or her interest in the unvested Restricted Securities to be transferred to any other party other than the Participant’s personal representative on his or her death. Subject to the prior approval of the Committee, the Participant may assign or transfer his or her rights with respect to any or all of the Restricted Securities held by such Participant to a Permitted Transferee. Each Permitted Transferee shall be subject to all the restrictions, obligations and responsibilities which apply to the Participant under the NED Share Plan and this Agreement and shall be entitled to all the rights of the Participant under the NED Share Plan, provided that in respect of any Permitted Transferee which is a trust or custodianship, the Restricted Securities shall vest or forfeit based on the Appointment and termination of Appointment of the Participant.

7.

Compliance with Trading Moratorium. The Participant agrees that, in respect of any unvested Restricted Securities, notwithstanding anything in this Agreement and/or the NED Share Plan to the contrary, he or she will:

7.1

comply with any Restricted Securities trading moratorium or restriction requirements (including a holding lock) that are necessary, desirable or expedient in connection with the unvested Restricted Securities, as determined by the Committee in its absolute discretion; and

7.2

not pledge, hedge, gift, hypothecate, sell, contract to sell, grant any option or other rights over or otherwise transfer or dispose of, directly or indirectly, any unvested Restricted Securities, options or other securities convertible into or exercisable or exchangeable for Restricted Securities, or enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Restricted Securities.

In the event of any purported Transfer of any Restricted Securities in violation of the provisions of the NED Share Plan, such purported Transfer shall, to the extent permitted by Applicable Law, be void and of no effect.

8.

Forfeiture of Restricted Securities. Where the Committee, in its absolute discretion, has determined that such number of Restricted Securities are to be forfeited in accordance with the provisions of this Agreement and/or the NED Share Plan, the Participant agrees that he or she will execute any document and do anything that the Participant will be required to do to effect such forfeiture under the NED Share Plan.

9.

Construction of Agreement. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this section, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable. No waiver of any provision or violation of this Agreement by the Company shall be implied by the Company’s forbearance or failure to take action.

10.

Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

11.	Restrictive Covenants.

(a)

In consideration of the Participant’s Appointment with the Company and as a condition of the grant of a Share Award pursuant to this Agreement, the Participant makes the following covenants described in this Section 11. Notwithstanding anything in the NED Share Plan or this Agreement to the contrary, in the event that the Participant violates any of the provisions of this Section 11, he or she shall forfeit the Restricted Securities in full (regardless of the extent to which the Restricted Securities are vested at the time of such violation).

(b)

Confidential Information. The Participant, in consideration of the grant of Share Awards to him or her under the NED Share Plan, undertakes that he or she shall not at any time during or following Appointment, disclose or use any Confidential Information other than for the benefit of the Company and its Affiliates, except as required by legal process (provided that if the Participant receives legal process with regard to disclosure of such Confidential Information, he or she shall promptly notify the Company and cooperate with the Group in seeking a protective order with respect to such Confidential Information), and acknowledges and agrees that a violation of this restrictive covenant will entitle the Company to terminate all his or her rights under the NED Share Plan and/or any outstanding grant.

(c)

Non-Disparagement. The Participant shall not, directly or indirectly, disparage (i) the Company, (ii) the Group, (iii) any subsidiaries or Affiliates of the Company, (iv) any employee, officer, shareholder or director of any of the entities described in clauses (i) through (iii), or (v) the business or properties or assets of the Company or any of its subsidiaries. Notwithstanding the foregoing, nothing herein shall preclude the Participant from making truthful statements or disclosures that are required by Applicable Laws.

(d)

Enforceability of Covenants. The Participant acknowledges the reasonableness of the scope of the covenants set forth in this Section 11, and the Participant agrees that he or she will not, in any action, suit or other proceeding, deny the reasonableness of, or assert the unreasonableness of, the premises, consideration or scope of the covenants set forth herein and the Participant hereby waives any such defence. The Participant agrees that the Participant’s covenants under this Section 11 are separate and distinct obligations under this Agreement, and the failure or alleged failure of the Company or the Board to perform obligations under any other provisions of this Agreement shall not constitute a defence to the enforceability of the Participant’s covenants and obligations under this Section 11. The Participant agrees that any breach of any covenant under this Section 11 will result in irreparable damage and injury to the Company or one of its subsidiaries and that the Company and/or its subsidiaries will be entitled to injunctive relief in any court of competent jurisdiction without the necessity of posting any bond.

(e)

Nonexclusive Remedy. In addition to any remedies that may be available in any agreement to which the Participant is a party, the remedies available for breach of any of the foregoing restrictive covenants shall include: (i) any rights or remedies available in law or in equity, (ii) the forfeiture of the Restricted Securities for no consideration; (iii) in respect of the Restricted Securities (or portion thereof) vested prior to any such breach or subsequent thereto and prior to the forfeiture of the Restricted Securities (or portion thereof) required by this Section 11, payment by the Participant to the Company of an amount equal to the higher of (1) the Fair Market Value of the Restricted Securities, and (2) the per-unit proceeds of any sale of Restricted Securities acquired upon such settlement multiplied by the number of Restricted Securities so sold; and (iv) payment by the Participant to the Group of an amount reimbursing the Group, as applicable, for all attorney’s fees they incur enforcing their rights hereunder.

12.

Integration. This Agreement, and the other documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and in the NED Share Plan. This Agreement, including without limitation the NED Share Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

13.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

14.

Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of Singapore, without regard to the provisions governing choice or conflict of laws or rules that would cause the application of the laws of any other jurisdiction. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this Section 14, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable.

15.

Effect on Appointment. Nothing contained in this Agreement shall confer upon the Participant any right with respect to the continuation of his or her Appointment or interfere in any way with the right of the Company or any of its subsidiaries, subject to the terms of any separate appointment agreements to the contrary, at any time to terminate such Appointment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any Share Award.

16.

Participant Representations; Acknowledgments. The Participant hereby acknowledges receipt of a copy of the NED Share Plan. The Participant hereby acknowledges that all decisions, determinations and interpretations of the Committee in respect of the NED Share Plan, this Agreement, the Share Award and the Restricted Securities shall be final and conclusive. The Participant further acknowledges that if, following the date the Participant receives the Share Award pursuant to this Agreement, the Company determines that any of the representations made by the Participant under this Section 16 is inaccurate, the grant of the Share Award to the Participant pursuant to this Agreement may, in the sole discretion of the Board, be rescinded and deemed null and void.

*        *        *        *

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorised officer and said Participant has hereunto signed this Agreement on his or her own behalf, thereby representing that he or she has carefully read and understands this Agreement and the NED Share Plan as of the day and year first written above.

PROPERTYGURU GROUP LIMITED

By:
Title:

PARTICIPANT

[Participant’s name]